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                                                                   EXHIBIT 10.56

             REAFFIRMATION AND AMENDMENT OF SUBORDINATION AGREEMENT
             ------------------------------------------------------


                                                July 20, 1995

Shawmut Bank Connecticut, N.A.
777 Main Street
Hartford, Connecticut  06115

     RE: WRIGHT MACHINE CORPORATION (THE "BORROWER")
         -------------------------------------------

Gentlemen:

     Reference is made to the Subordination Agreement executed by the undersigned (the "CREDITOR") and dated March 11, 1994 as amended from time to time (the "SUBORDINATION AGREEMENT") in favor of SHAWMUT BANK CONNECTICUT, N.A. (the "LENDER"), pursuant to which the Creditor has subordinated the Secondary Obligations, as defined in the Subordination Agreement, to the Primary Obligations, as defined in the Subordination Agreement.

     To induce the Lender to enter into the Third Amendatory Agreement to Revolving Loan, Term Loan and Security Agreement annexed hereto as SCHEDULE "A" (the "AGREEMENT"), the Creditor hereby:

     1.  Consents to the Agreement; and

     2. Agrees that the Amount of Indebtedness of the first page of the Subordination Agreement is hereby changed from "$1,006,000.00" to "$1,452,000.00".

     3. Affirms and ratifies the Subordination Agreement and confirms that, (i) it does irrevocably and unconditionally subordinate to the Lender the Secondary Obligations to the Primary Obligations upon the terms and conditions set forth in the Subordination Agreement, (ii) the term Primary Obligations includes, without limitation, the Agreement, and (iii) the Subordination Agreement remains unmodified and in full force and effect and binding upon the Creditor.

Witnesses:                             Very truly yours,

/s/ Maryann Schwalbendorf              MEMRY CORPORATION
-------------------------

/s/ Edward J. Murphy                   By/s/ James G. Binch
-------------------------                ----------------------------
                                         JAMES G. BINCH
                                         Its Chairman, President &
                                         Chief Executive Officer
                                         Duly Authorized
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STATE OF CONNECTICUT)
                        ) ss.:  Hartford
COUNTY OF HARTFORD      )

     On this 20th day of July, 1995, personally appeared before me JAMES G. BINCH, the Chairman, President and Chief Executive Officer of MEMRY CORPORATION, the signer of the above instrument, and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                        /s/ Susan M. Doro
                                        ----------------------------------

                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:


Accepted and agreed to this
20th day of July, 1995.

SHAWMUT BANK CONNECTICUT, N.A.


By/s/ Nancy G. Walz
  ----------------------------
  NANCY G. WALZ
  Its Assistant Vice President
  Duly Authorized